                              Power of Attorney

                   AMERICAN SOUTHWEST FINANCIAL CORPORATION


KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of American Southwest Financial Corporation, an Arizona corporation, hereby constitute and appoint Jon A. Grove, Alan Hamberlin and Michael H. Feinstein and each of them, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and each of them, to sign for the undersigned in their respective capacities as directors or officers of American Southwest Financial Corporation, the Annual Report on Form 10-K of American Southwest Financial Corporation for the fiscal year ended June 30, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Each of the undersigned further hereby confirm all acts taken by such agents and attorneys-in-fact, and each of them, as herein authorized.




Signature                               Title                                    Date
- ----------                              -----                                    ----

/s/    Jon A. Grove                  Chairman of the Board                   September 23, 1994
- ---------------------------          and Director
       Jon A. Grove

/s/  G. Thomas Eggebrecht            Director                                September 23, 1994
- ----------------------------
     G. Thomas Eggebrecht

/s/  Michael H. Feinstein           Director, Acting President,              September 23, 1994
- ----------------------------        Executive Vice President and
     Michael H. Feinstein           Chief Operating Officer

/s/    Alan Hamberlin               Director                                 September 23, 1994
- ----------------------------
       Alan Hamberlin

/s/    Kirby Korth                  Director                                 September 23, 1994
- ----------------------------
       Kirby Korth

                                    Director
- ----------------------------
       Philip J. Polich

/s/      Larry Sorsby               Director                                 September 23, 1994
- -----------------------------
         Larry Sorsby


                                Exhibit 24.